UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 26, 2004


                              COURIER CORPORATION
                              -------------------
             (Exact name of registrant as specified in its charter)

                                 Massachusetts
                                 -------------
         (State or other jurisdiction of incorporation or organization)

                         Commission File Number: 0-7597

                 IRS Employer Identification Number: 04-2502514

         15 Wellman Avenue, North Chelmsford, MA                   01863
         ---------------------------------------                   -----
         (Address of principal executive offices)               (Zip Code)

                                 (978) 251-6000
                                  -------------
              (Registrant's telephone number, including area code)

                                    No Change
                                    ---------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5. Other Events.
---------------------

On May 26, 2004, Courier Corporation issued a press release announcing that it has completed its previously announced agreement to sell approximately 200,000 square feet of unoccupied and underutilized portions of its multi-building manufacturing complex in Westford, Massachusetts for $1.7 million. A copy of the press release is furnished as Exhibit 99.1.


Item 7.  Exhibits
-----------------

Exhibit No.                Description
-----------                -----------

99.1                       Text of press release dated May 26, 2004








                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                COURIER CORPORATION


                                By:  /s/  Peter M. Folger
                                     --------------------
                                         Peter M. Folger
                                         Vice President and
                                         Chief Accounting Officer
Date:    May 27, 2004

                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1                       Text of press release dated May 26, 2004